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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934.

Date of Report (Date of earliest event reported)           August 14, 2002
                                                 ------------------------------

                               DCB Financial Corp.
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             (Exact Name of Registrant as Specified in its Charter)

         Ohio                            0-22387               31-1469837
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(State or Other Jurisdiction    (Commission File Number)       (IRS Employer
of Incorporation)                                            Identification No.)

         110 Riverbend Avenue,               Lewis Center, Ohio          43035
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(Address of Principal Executive Offices)                              (Zip Code)

Registrant's Telephone Number, including Area Code   (740) 657-7000
                                                   --------------------------

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 7.  FINANCIAL STATEMENTS,
         PRO FORMA FINANCIAL INFORMATION
         AND EXHIBITS

                  The following exhibits are included with this Report:

         99.1 Certification pursuant to 18 U.S.C. section 1350, as enacted pursuant to section 906 of the Sarbanes-Oxley Act of 2002.

         99.2 Certification pursuant to 18 U.S.C. section 1350, as enacted pursuant to section 906 of the Sarbanes-Oxley Act of 2002.



ITEM 9.   REGULATION FD DISCLOSURE

         On August 14, 2002, the written statements of the Chief Executive Officer and Chief Financial Officer of DCB Financial Corp., attached as Exhibit
99.1 and 99.2 hereto, accompanied the filing with the Securities and Exchange Commission of the Quarterly Report of DCB Financial Corp on Form 10-Q.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Dated:  August 14, 2002         DCB Financial Corp.


                                /s/ John A. Ustaszewski
                                ------------------------------------------------
                                John A. Ustaszewski, Chief Financial Officer











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                                  EXHIBIT INDEX


Exhibit No.     Description
-----------     -----------


  99.1 Certification pursuant to 18 U.S.C. section 1350, as enacted pursuant to section 906 of the Sarbanes-Oxley Act of 2002.

  99.2 Certification pursuant to 18 U.S.C. section 1350, as enacted pursuant to section 906 of the Sarbanes-Oxley Act of 2002.